American Century Government Income Trust Statement of Additional Information Supplement
Supplement dated February 26, 2014 ■ Statement of Additional Information dated August 1, 2013

The following entry is added under the Accounts Managed table on page 39. This information is provided as February 20, 2014.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Miguel Castillo	Number of Accounts	17	5	2
	Assets	$19.0 billion (1)	$169.2 million	$1.2 billion
Jesse Singh	Number of Accounts	11	2	2
	Assets	$14.6 billion (2)	$57.6 million	$1.2 billion

1	Includes $3.2 billion in Inflation-Adjusted Bond.

2	Includes $1.5 billion in Ginnie Mae.

The following portfolio manager is added to the entry for Ginnie Mae in the Ownership of Securities section on page 41.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Ginnie Mae
Jesse Singh(1)	B

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000;
G – More than $1,000,000.

1	Information is provided as of February 20, 2014.

The following portfolio manager is added to the entry for Inflation-Adjusted Bond in the Ownership of Securities section on page 42.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Inflation-Adjusted Bond
Miguel Castillo(1)	B

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000;
G – More than $1,000,000.

1	Information is provided as of February 20, 2014.

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